              MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 12, 1996 TO
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 27, 1995

     The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Trust -- Trustees and Officers", is revised as follows:

     ROBERTO ROFFO (30) - Portfolio Manager(1)(2) - Vice President of MLAM since 1996 and a Portfolio Manager thereof since 1992; prior thereto, employee of State Street Bank and Trust Company from 1989 to 1992.

Code #16149-1095ALL